SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 11, 1996
                                                          -------------

                        PENNROCK FINANCIAL SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania              0-15040            23-2400021
- ----------------------------    ------------    --------------------
(State or other jurisdiction    (Commission     (IRS Employer
 of incorporation)               File Number)    Identification No.)


    1060 Main Street, Blue Ball, PA                 17506
- -----------------------------------------         ----------
(Address of principal executive office)           (Zip Code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changes since last report)

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Item 5.  Other Events.
        -------------

The press release of PennRock Financial Services Corp. dated June 11, 1996 relating to the extension of an open market stock repurchase program and attached hereto as Exhibit 99 is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
        ----------------------------------

         (c)  Exhibits

      The following exhibits are filed herewith:

      Exhibit
       Number            Description           Page Number
     ----------   --------------------------   ------------
         99       Press Release dated               3
                  June 11, 1996 of PennRock
                  Financial Services Corp.

                                    SIGNATURE
                                  ------------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENNROCK FINANCIAL SERVICES CORP.

                          By: /s/ Glenn H. Weaver
                          ---------------------------------
                               Glenn H. Weaver, President

Dated:  June 11, 1996

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                                   Exhibit 99

                 (PennRock Financial Services Corp. Letterhead)

                                  PRESS RELEASE

For Immediate Release
- ---------------------

Contact:
Glenn H. Weaver, President
PennRock Financial Services Corp.
(717) 354-4541

BLUE BALL, PENNSYLVANIA, June 11, 1996 -- PennRock Financial Services Corp., the parent bank holding company of Blue Ball National Bank, today announced that its Board of Directors has authorized a 12 month extension of the stock repurchase program adopted in June of 1995. Under that program, PennRock is authorized to repurchase up to 200,000 shares of its $2.50 par value common stock, or approximately 3.3% of such shares outstanding. PennRock has repurchased approximately 76,000 shares since the program was adopted last year.

The repurchases are authorized to be made from time to time in open market or privately negotiated transactions during the next year. According to Executive Vice President and Chief Executive Officer Melvin Pankuch, the repurchased shares will be held as treasury shares available for issuance in connection with future stock dividends and stock splits, employee benefit plans, executive compensation plans and for issuance under the Dividend Reinvestment Plan.

PennRock Financial Services Corp. is a Lancaster County based bank holding company with assets in excess of $550 million. Its wholly-owned subsidiary, Blue Ball National Bank, operates 12 banking offices in Lancaster, Berks and Chester Counties, Pennsylvania.

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